SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Eaton Vance Mutual Funds Trust
(on behalf of Eaton Vance Global Small-Cap Equity Fund)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

---

(2) Aggregate number of securities to which transaction applies:

---

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

---

(4) Proposed maximum aggregate value of transaction:

---

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

---

(2) Form, Schedule or Registration Statement No.:

---

(3) Filing Party:

---

(4) Date Filed:

IMPORTANT MESSAGE TO SHAREHOLDERS

From Payson F. Swaffield

Eaton Vance
Investment Managers

PLEASE VOTE TODAY

May 1, 2018

Dear Shareholder,

Thank you for being an investor in the **Eaton Vance Global Small-Cap Fund**. A special meeting of shareholders is scheduled to be held on Thursday, May 17, 2018. Your proxy vote is greatly needed in order to proceed with important Fund business. **Please help us by casting your proxy vote TODAY.**

The details of the special meeting are described in the proxy statement that has been sent to all shareholders. That document can be found at https://funds.eatonvance.com/Open-End-Mutual-Fund-Documents.php. **If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 888-628-1041.** Representatives are available Monday through Friday between the hours of 9 a.m. and 10 p.m. Eastern Time.

Thank you for your time and your support of the **Eaton Vance Global Small-Cap Fund.**

Sincerely,

Payson F. Swaffield

Payson F. Swaffield
President
Eaton Vance Special Investment Trust

Your vote is important! Voting your shares now will help avoid costly follow-up efforts. Please cast your vote **TODAY** using one of the methods below.

1. **Vote by Phone**. Call one of our proxy specialists toll-free at 1-888-628-1041, Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
2. **Vote by Touch-Tone Phone**. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.
3. **Vote via the Internet**. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.
4. **Vote by Mail**. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

PROXY CARD

EATON VANCE GLOBAL SMALL-CAP FUND

Eaton Vance
Investment Managers

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-888-628-1041** Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

CONTROL NUMBER: 123456789101

EATON VANCE GLOBAL SMALL-CAP FUND

SPECIAL MEETING OF SHAREHOLDERS - MAY 17, 2018

The undersigned holder(s) of shares of beneficial interest of the Eaton Vance Global Small-Cap Fund (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, May 17, 2018 at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Meeting of Shareholders, please call toll-free 1-888-628-1041. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Thursday, May 17, 2018. The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance Website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE GLOBAL SMALL-CAP FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization (the "Plan") to exchange Class A, Class C and Class I shares of Eaton Vance Global Small-Cap Fund, a series of Eaton Vance Special Investment Trust, for corresponding shares of Eaton Vance Global Small-Cap Equity Fund, a series of Eaton Vance Mutual Funds Trust as described in the accompanying Proxy Statement/Prospectus.	O	O	O
2.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.	O	O	O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Eaton Vance Investment Managers

IMPORTANT MESSAGE TO SHAREHOLDERS

From Payson F. Swaffield

PLEASE VOTE TODAY

May 1, 2018

Dear Shareholder,

Thank you for being an investor in the **Eaton Vance Global Small-Cap Fund**. A special meeting of shareholders is scheduled to be held on Thursday, May 17, 2018. Your proxy vote is greatly needed in order to proceed with important Fund business. **Please help us by casting your proxy vote TODAY.**

The details of the special meeting are described in the proxy statement that has been sent to all shareholders. That document can be found at https://funds.eatonvance.com/Open-End-Mutual-Fund-Documents.php. **If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 888-628-1041.** Representatives are available Monday through Friday between the hours of 9 a.m. and 10 p.m. Eastern Time.

Thank you for your time and your support of the **Eaton Vance Global Small-Cap Fund.**

Sincerely,

Payson F. Swaffield

Payson F. Swaffield
President
Eaton Vance Special Investment Trust

Your vote is important! Voting your shares now will help avoid costly follow-up efforts. Please cast your vote **TODAY** using one of the methods below.

1. **Vote by Touch-Tone Phone**. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.
2. **Vote via the Internet**. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.
3. **Vote by Mail**. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

PROXY CARD

EATON VANCE GLOBAL SMALL-CAP FUND

Eaton Vance
Investment Managers

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-888-628-1041** Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

CONTROL NUMBER: 123456789101

EATON VANCE GLOBAL SMALL-CAP FUND

SPECIAL MEETING OF SHAREHOLDERS - MAY 17, 2018

The undersigned holder(s) of shares of beneficial interest of the Eaton Vance Global Small-Cap Fund (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, May 17, 2018 at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Meeting of Shareholders, please call toll-free 1-888-628-1041. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Thursday, May 17, 2018. The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance Website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE GLOBAL SMALL-CAP FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization (the "Plan") to exchange Class A, Class C and Class I shares of Eaton Vance Global Small-Cap Fund, a series of Eaton Vance Special Investment Trust, for corresponding shares of Eaton Vance Global Small-Cap Equity Fund, a series of Eaton Vance Mutual Funds Trust as described in the accompanying Proxy Statement/Prospectus.	O	O	O
2.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.	O	O	O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]